SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 9, 2004

CUTTER & BUCK INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                On December 9, 2004, Cutter & Buck Inc. issued a press release announcing its financial results for the second quarter and first six months of fiscal 2005 and the declaration of a quarterly dividend.  A copy of the press release is furnished as Exhibit 99.1 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;                     APPOINTMENT OF PRINCIPAL OFFICERS

                On December 8, 2004, Jim C. McGehee resigned from his post as Executive Vice President and Manager SBU Group.  Mr. McGehee will remain an employee of Cutter & Buck through December 31, 2004.  Cutter & Buck has elected to defer any decision on seeking Mr. McGehee’s replacement until such time as it has completed its previously announced search for a new Chief Executive Officer, which announcement is anticipated shortly.

ITEM 7.01. REGULATION FD DISCLOSURE

                On December 9, 2004, Cutter & Buck Inc. issued a press release announcing its financial results for the second quarter and first six months of fiscal 2005, the declaration of a quarterly dividend and a management update .  The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

                (c)  EXHIBITS

99.1                           Press Release dated December 9, 2004, furnished pursuant to Items 2.02, 5.02 and 7.01 of this Form 8-K announcing financial results for the second quarter and first six months of fiscal 2005, the declaration of a quarterly dividend and a management update.

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ William B. Swint
William B. Swint
Interim President and Chief Executive Officer

Dated: December 9, 2004

2

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1

Press Release dated December 9, 2004, furnished pursuant to Item 2.02, 5.02 and 7.01 of this Form 8-K announcing financial results for the second quarter and first six months of fiscal 2005, the declaration of a quarterly dividend and a management update.

3